Award Timing Disclosure	12 Months Ended
Jan. 03, 2026
Award Timing Disclosures [Line Items]
Award Timing MNPI Disclosure

Our Compensation Committee approves equity awards granted to our named executive officers on or before the grant date. The Compensation Committee does not take material non-public information into account when determining the timing and terms of such awards. We have not timed the disclosure of material non-public information for the purpose of affecting the value of executive compensation. In 2025, we did not award any stock options to our named executive officers during any period beginning four business days before the filing of a periodic report on Form 10-Q or

Form 10-K or the filing or furnishing of a current report on Form 8-K disclosing material non-public information and ending one business day after the filing or furnishing of such report with the SEC.

Award Timing MNPI Considered	false
MNPI Disclosure Timed for Compensation Value	false